UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 27, 2009 (February 26, 2009)

BLACKROCK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	40 East 52nd Street, New York, New York	10022
	(Address of principal executive offices)	(Zip Code)

	Registrant’s telephone number, including area code:	(212) 810-5300

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into Material Definitive Agreements

As previously disclosed, on December 26, 2008, BlackRock, Inc. (“BlackRock”) entered into an Exchange Agreement (the “Merrill Lynch Exchange Agreement”) with Merrill Lynch & Co., Inc. (“Merrill Lynch”), pursuant to which Merrill Lynch agreed to exchange (i) 49,865,000 shares of BlackRock’s common stock, par value $0.01 per share (the “Common Stock”) for a like number of shares of BlackRock’s Series B non-voting convertible participating preferred stock, par value $0.01 per share (the “Series B Preferred Stock”) and (ii) 12,604,918 shares of BlackRock’s Series A Preferred Stock for a like number of shares of Series B Preferred Stock (the “Merrill Lynch Exchanges”).

Concurrently with the Merrill Lynch Exchange Agreement, on December 26, 2008, BlackRock entered into a separate Exchange Agreement (the “PNC Exchange Agreement” and together with the Merrill Lynch Exchange Agreement, the “Exchange Agreements”) with The PNC Financial Services Group, Inc. (“PNC”).  Pursuant to the PNC Exchange Agreement, PNC agreed to exchange (i) 17,872,000 shares of the Common Stock for a like number of shares of Series B Preferred Stock and (ii) 2,889,467 shares of the Common Stock for a like number of shares of BlackRock’s Series C non-voting convertible participating preferred stock, par value $0.01 (the “Series C Preferred Stock”) (such transactions, the “PNC Exchanges” and together with the Merrill Lynch Exchanges, the “Exchange Transactions”).  The terms of the Series B Preferred Stock and Series C Preferred Stock are further described in Item 5.03.

The Exchange Transactions were completed on February 27, 2009.  As a result of the Exchange Transactions, Merrill Lynch directly or indirectly owns approximately 4.9% of BlackRock’s outstanding Common Stock and approximately 47.4% of BlackRock's total outstanding capital stock on a fully diluted basis, and PNC directly or indirectly beneficially owns 46.5% of BlackRock’s outstanding Common Stock and approximately 31.5% of BlackRock's total outstanding capital stock on a fully diluted basis.

In connection with the consummation of the Exchange Transactions, on February 27, 2009, BlackRock entered into the Second Amended and Restated Stockholder Agreement (“Merrill Lynch Stockholder Agreement”) with Merrill Lynch, the Amended and Restated Implementation and Stockholder Agreement (“PNC Stockholder Agreement” and together with the Merrill Lynch Stockholder Agreement, the “Stockholder Agreements”) with PNC, and the Third Amendment to the Share Surrender Agreement (“Amendment to the Share Surrender Agreement”) with PNC, the terms of which we previously described in BlackRock's current report on Form 8-K dated December 29, 2008.

The foregoing descriptions of the Exchange Agreements, the Stockholder Agreements and the Amendment to Share Surrender Agreement do not purport to be complete and are qualified in their entirety by reference to the December 29, 2008 8-K, as well as the Exchange Agreements, which were filed as Exhibits 10.1 and 10.2 to the December 29, 2008 8-K, respectively, the Stockholder Agreements, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and the Amendment to Share Surrender Agreement, which is filed as Exhibit 10.3 hereto.

Item 3.02       Unregistered Sales of Equity Securities

See Item 1.01 in the December 29, 2008 8-K.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 26, 2009, BlackRock filed certificates of designations with the Delaware Secretary of State for the purpose of amending its Amended and Restated Certificate of Incorporation to establish the respective designation, rights, preferences, limitations and privileges of Series B Preferred Stock and Series C Preferred Stock.

The terms of Series B Preferred Stock and Series C Preferred Stock, respectively, are summarized as below:

Rank.  The Series B Preferred Stock and Series C Preferred Stock shall rank pari passu in right of payment with respect to dividends and upon liquidation with the Series A Preferred Stock and any other series of BlackRock’s preferred stock that by its terms ranks pari passu in right of payment as to dividends and/or upon liquidation with the Series B Preferred Stock and Series C Preferred Stock, respectively.

Dividend.  The Series B Preferred Stock and Series C Preferred Stock are entitled to receive any dividend that is paid to holders of Common Stock, payable, at the holder’s option, in shares of Common Stock, cash, or a combination of cash and Common Stock. Any subdivisions, combinations, consolidations or reclassifications to the Common Stock must also be made accordingly to Series B Preferred Stock and Series C Preferred Stock, respectively.

Liquidation Preference.  In the event of a liquidation, dissolution or winding up of BlackRock, the holders of the Series B Preferred Stock and the Series C Preferred Stock will be entitled to receive $0.01 per share and $40.00 per share, respectively, of the respective preferred stock held, plus any outstanding and unpaid dividends, before any payments are made to holders of Common Stock or any other class or series of BlackRock’s capital stock ranking junior as to liquidation rights to Series B Preferred Stock and Series C Preferred Stock, respectively. After such payment to the holders of Series B Preferred Stock and Series C Preferred Stock and the holders of shares of any other series of BlackRock’s preferred stock ranking prior to the Common Stock as to distributions upon liquidation, the remaining assets of BlackRock will be distributed pro rata to the holders of Series B Preferred Stock and Series C Preferred Stock, the holders of any other series of BlackRock’s preferred stock ranking prior to the Common Stock as to distributions upon liquidation, and the holders of the Common Stock and any other shares of BlackRock’s capital stock ranking pari passu with the Common Stock as to distributions upon liquidation.

Voting Rights. The Series B Preferred Stock and Series C Preferred Stock have no voting rights except as required by applicable law.

Conversion.  Upon any transfer of Series B Preferred Stock to any person other than an affiliate of the initial holder, each share of Series B Preferred Stock will be converted into one share of Common Stock.  Each share of Series C Preferred Stock will be convertible into one share of Common Stock only upon satisfaction of the terms under the Share Surrender Agreement, that are triggered upon a sale of BlackRock.  No optional conversion is permitted with respect to either series.

The foregoing description of the Series B Preferred Stock and Series C Preferred Stock is qualified in its entirety by reference to the respective certificates of designations for Series B Preferred Stock and Series C Preferred Stock, which are filed as Exhibits 3.1 and 3.2 hereto, respectively.

Item 9.01       Financial Statements and Exhibits

(d)           Exhibits

3.1
Certificate of the Designations, Powers, Preferences and Rights of Series B Convertible Participating Preferred Stock of BlackRock, Inc., as filed with the Delaware Secretary of State on February 26, 2009.

3.2
Certificate of the Designations, Powers, Preferences and Rights of Series C Convertible Participating Preferred Stock of BlackRock, Inc., as filed with the Delaware Secretary of State on February 26, 2009.

10.1	Second Amended and Restated Stockholder Agreement, dated as of February 27, 2009, between Merrill Lynch & Co., Inc., Merrill Lynch Group, Inc. and BlackRock, Inc.
10.2	Amended and Restated Implementation and Stockholder Agreement, dated as of February 27, 2009, between The PNC Financial Services Group, Inc. and BlackRock, Inc.
10.3	Third Amendment to Share Surrender Agreement, dated as of February 27, 2009, between The PNC Financial Services Group, Inc. and BlackRock, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2009	BlackRock, Inc. (Registrant)
	By:	/s/ Daniel R. Waltcher
Daniel R. Waltcher
Managing Director and
Deputy General Counsel

EXHIBIT INDEX

3.1
Certificate of the Designations, Powers, Preferences and Rights of Series B Convertible Participating Preferred Stock of BlackRock, Inc., as filed with the Delaware Secretary of State on February 26, 2009.

3.2
Certificate of the Designations, Powers, Preferences and Rights of Series C Convertible Participating Preferred Stock of BlackRock, Inc., as filed with the Delaware Secretary of State on February 26, 2009.

10.1	Second Amended and Restated Stockholder Agreement, dated as of February 27, 2009, between Merrill Lynch & Co., Inc., Merrill Lynch Group, Inc. and BlackRock, Inc.
10.2	Amended and Restated Implementation and Stockholder Agreement, dated as of February 27, 2009, between The PNC Financial Services Group, Inc. and BlackRock, Inc.
10.3	Third Amendment to Share Surrender Agreement, dated as of February 27, 2009, between The PNC Financial Services Group, Inc. and BlackRock, Inc.